EXHIBIT 1

              JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13D-1(F)

         The undersigned hereby agree that this document shall be filed on behalf of each of them.

                                                  /s/ Joshua M. Freeman
                                               ---------------------------------
                                               Joshua M. Freeman


                                               CMF COASTAL RESORTS L.L.C.


                                               By:   /s/ Joshua M. Freeman
                                                  ------------------------------
                                                  Joshua M. Freeman
                                                  President and Managing Member

                                               CMF RQI HOLDINGS L.L.C.

                                               By:   /s/ Joshua M. Freeman
                                                  ------------------------------
                                                  Joshua M. Freeman
                                                  President and Managing Member

Dated:  June 5, 1998

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